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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-108219) of our report dated February 17, 2004 relating to the financial statements included in this Form 10-K/A.

/s/ Pannell Kerr Forster of Texas, P.C.

Houston, Texas
April 27, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS